SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                February 13, 2007
                                -----------------
                Date of Report (Date of earliest event reported)


                        First Chester County Corporation
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Pennsylvania                        0-12870                   23-2288763
------------                        -------                   ----------
(State or other jurisdiction      (Commission              (I.R.S. Employer
 of incorporation)                 File Number)             Identification No.)


                 9 North High Street, West Chester, Pennsylvania
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (484) 881-4000
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                             ----------------------
                             (Former name or former
                            address, if changed since
                                  last report.)


Item 2.02. Results of Operations and Financial Condition

On February 13, 2007, First Chester County Corporation (the "Company") issued a press release regarding its financial results for the quarter ended December 31, 2006. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 13, 2007                         FIRST CHESTER COUNTY CORPORATION


                                                By:      /s/ John Balzarini
                                                ---------------------------
                                                Name:    John E. Balzarini
                                                Title:   Chief Financial Officer


                                  EXHIBIT INDEX


Exhibit No.                       Description
99.1                Press release, dated February 13, 2007.